UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                                 March 24, 2000
                       (Amending Report of March 1, 2000)

                         e-Net Financial.Com Corporation
             (Exact name of registrant as specified in its charter)

           Nevada                    0-24512              84-1273503
      (State or other
       jurisdiction                (Commission           (IRS Employer
      of incorporation             File Number)        Identification No.)

                         3200 Bristol Street, Suite 710
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                 (714) 557-2222

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Item 7.  FINANCIAL STATEMENTS OR EXHIBITS.
         ---------------------------------

         a.  Financial Statements.
             --------------------

             None.

         b.  Exhibits.
             --------

             1.   Letter form Cacciamatta Accountancy Corporation.


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: March 24, 2000                            e-Net Financial.Com Corporation


                                                /s/ MICHAEL ROTH
                                                -----------------------------
                                                Michael Roth, President